UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2017

COMPUTER SCIENCES CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Separation-Related Agreements

On March 31, 2017, Computer Sciences Corporation (“CSC”) entered into several agreements with Hewlett Packard Enterprise Company (“HPE”) and DXC Technology Company, formerly known as Everett SpinCo, Inc. (“DXC”) that set forth the principal actions taken or to be taken in connection with HPE’s spin-off of DXC (the “Spin-Off”) and that govern the relationship of the parties following the Spin-Off, including the following:

•	an Employee Matters Agreement; and

•	a Tax Matters Agreement

(collectively, the “Separation Agreements”).

A summary of the material terms and conditions of each of the Separation Agreements can be found in the section titled “Additional Agreements Related to the Separation, the Distribution and the Merger” of the Proxy Statement filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Proxy Statement”), which summaries are incorporated herein by reference. Such summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, each of which is attached as Exhibits 2.1 and 2.2, respectively, and is incorporated herein by reference.

Debt Arrangements

In connection with entering into the Merger Agreement (as defined below), CSC entered into debt financing commitment letters with certain financial institutions (the “Conditional Lenders”), pursuant to which the Conditional Lenders committed to provide CSC with $815 million of incremental commitments under that certain Amended and Restated Credit Agreement dated as of October 11, 2013 (the “Revolving Credit Agreement”) by and among CSC, as borrower, the lenders from time to time party thereto (the “Revolving Lenders”), Citibank, N.A., as administrative agent (the “Revolving Agent”), Citicorp International Limited as tranche B sub-agent, and Citibank International PLC, London Branch as swing line sub-agent.

As previously announced, on February 17, 2017, CSC entered into that certain Waiver and Amendment No. 3 to the Amended and Restated Credit Agreement (“Amendment No. 3 (RCF)”) with the Revolving Agent and each of the Revolving Lenders party to the Revolving Credit Agreement as of such date which among other things, (i) waives the event of default that would, in the absence of such waiver, arise under the Revolving Credit Agreement as a result of the Merger (as defined below), (ii) replaces CSC with DXC as the “Company” (i.e., as the principal borrower and as the guarantor of borrowings by designated subsidiary borrowers) thereunder and (iii) designates CSC as a subsidiary borrower under the Revolving Credit Agreement, in the case of clauses (ii) and (iii), subject to certain conditions, including the consummation of the Merger and the delivery of customary closing documentation. On April 3, 2017, pursuant to the terms of Amendment No. 3 (RCF), CSC was replaced with DXC as the “Company” under the Revolving Credit Agreement and CSC was designated as a subsidiary borrower thereunder.

On April 3, 2017, DXC and the Conditional Lenders providing such incremental commitments exercised an option under the Revolving Credit Agreement to incur incremental commitments thereunder in an aggregate amount of $740 million (the “Incremental Revolving Commitments”). The incurrence of the Incremental Revolving Commitments resulted in an increase in the aggregate outstanding size of the unsecured revolving credit facility under the Revolving Credit Agreement from $2.95 billion to $3.69 billion, consisting of $3.12 billion under the Tranche A Facility (as defined in the Revolving Credit Agreement), which is available to be drawn in US dollars, Euro and Sterling, and $570 million under the Tranche B Facility (as defined in the Revolving Credit Agreement), which is available to be drawn in US dollars, Euro, Sterling, Yen, Singapore Dollars and Australian Dollars. Of the $3.69 billion of commitments under the Revolving Credit Agreement, $3.62 billion will mature on January 15, 2022 and $70 million will mature on January 15, 2021.

Terms and conditions of the Revolving Credit Agreement remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on October 17, 2013, June 21, 2016, September 29, 2016 and February 23, 2017.

As previously announced, on February 17, 2017, CSC entered into that certain Waiver and Amendment No. 2 to the Credit Agreement (“Amendment No. 2 (UK)”) with the UK Borrower, the UK Agent and each of the UK Lenders party to the UK Term Loan Credit Agreement as of such date (as each of such terms is defined below), which amends that certain Credit Agreement dated as of December 16, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “UK Term Loan Credit Agreement”) among CSC Computer Sciences UK Holdings Limited (company number 07073338), a company incorporated in England (the “UK Borrower”), CSC, the lenders from time to time party hereto (the “UK Lenders”) and Lloyds Bank plc, as administrative agent (the “UK Agent”). Amendment No. 2 (UK), among other things, (i) waives the event of default that would, in the absence of such waiver, arise under the U.K. Term Loan Credit Agreement as a result of the Merger and (ii) replaces the guaranty by CSC thereunder with a guaranty by DXC, in the case of clause (ii), subject to certain conditions, including the consummation of the Merger and the delivery of customary closing documentation. On April 3, 2017, pursuant to the terms of Amendment No. 2 (UK), the guaranty by CSC under the UK Term Loan Credit Agreement was replaced with a guaranty by DXC.

Terms and conditions of the UK Term Loan Credit Agreement remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on December 22, 2015 and February 23, 2017.

As previously announced, on February 17, 2017, CSC entered into that certain Waiver and Amendment No. 1 to the Term Loan Credit Agreement (“Amendment No. 1 (US)”) with the US Agent and each of the US Lenders party to the US Term Loan Credit Agreement as of such date (as each of such terms is defined below), which amends that certain Term Loan Credit Agreement dated as of March 21, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “US Term Loan Credit Agreement”) among CSC, as borrower, the lenders from time to time party thereto (the “US Lenders”) and Bank of America, N.A., as administrative agent (the “US Agent”). Amendment No. 1 (US), among other things, (i) waives the event of default that would, in the absence of such waiver, arise under the US Term Loan Credit Agreement as a result of the Merger and (ii) replaces CSC with DXC as the “Company” (i.e., as borrower) thereunder, in the case of clause (ii), subject to certain conditions, including the consummation of the Merger and the delivery of customary closing documentation. On April 3, 2017, pursuant to the terms of Amendment No. 1 (US), CSC was replaced with DXC as the “Company” under the US Term Loan Credit Agreement.

Terms and conditions of the US Term Loan Credit Agreement remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on March 22, 2016 and February 23, 2017.

As previously announced, on February 17, 2017, CSC entered into that certain Waiver and Amendment No. 2 to the Syndicated Facility Agreement (“Amendment No. 2 (AUD)”) with the AUD Borrowers, the AUD Agent and each of the AUD Lenders party to the Syndicated Facility Agreement as of such date (as each of such terms is defined below), which amends that certain Syndicated Facility Agreement dated as of July 25, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Syndicated Facility Agreement”) among CSC Australia Pty. Limited and UXC Limited (the “AUD Borrowers”), CSC, as guarantor, the lenders from time to time party thereto (the “AUD Lenders”) and Commonwealth Bank of Australia, as agent (in such capacity, the “AUD Agent”) and as mandated lead arranger and bookrunner. Amendment No. 2 (AUD), among other things, (i) waives the event of default that would, in the absence of such waiver, arise under the Syndicated Facility Agreement as a result of the Merger and (ii) replaces the guaranty by CSC thereunder with a guaranty by DXC, in the case of clause (ii), subject to certain conditions, including the consummation of the Merger and the delivery of customary closing documentation. On April 3, 2017, pursuant to the terms of Amendment No. 2 (AUD), the guaranty by CSC under the Syndicated Facility Agreement was replaced with a guaranty by DXC.

Terms and conditions of the Syndicated Facility Agreement remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on July 28, 2016 and February 23, 2017.

As previously announced, on February 17, 2017, CSC entered into that certain Second Amendment to Amended and Restated Master Loan and Security Agreement Number: 27108-7000 (the “Equipment Facility Amendment”) with the Equipment Facility Borrower, the Equipment Agent, the Equipment Lender and each of the Assignee Lenders party to the Equipment Facility as of such date (as each of such terms is defined below), which amends that certain Amended and Restated Master Loan and Security Agreement (Number: 27108-70000) dated as of April 4, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Equipment Facility”) among CSC Asset Funding I LLC, as borrower (the “Equipment Facility Borrower”), CSC, as guarantor, Banc of America Leasing & Capital, LLC, as lender (in such capacity, the “Equipment Lender”), and as an assignee lender (in such capacity, the “Banc of America Assignee Lender”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as an assignee lender (together with Banc of America Assignee Lender, the “Assignee Lenders”) and Bank of America, N.A., as agent (the “Equipment Agent”). The Equipment Facility Amendment, among other things, replaces the guaranty by CSC thereunder with a guaranty by DXC, subject to certain conditions, including the consummation of the Merger and the delivery of customary closing documentation. On April 3, 2017, pursuant to the terms of the Equipment Facility Amendment, the guaranty by CSC under the Equipment Facility was replaced with a guaranty by DXC.

Terms and conditions of the Equipment Facility remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on April 7, 2016 and February 23, 2017.

As previously announced, on February 16, 2017, CSC entered into an amendment to its €1,000,000,000 Euro Commercial Paper Programme (the “Programme”) pursuant to which notes issued under the Programme on or after that date and before the consummation of the Merger would incorporate a provision pursuant to which DXC would be substituted as guarantor in place of CSC following the consummation of the Merger. On April 3, 2017, the substitution took effect in respect of notes issued on or after February 16, 2017 and before April 3, 2017. In addition, on April 3, 2017, the Programme was amended such that notes issued on or after April 3, 2017 will, at all times, be guaranteed by DXC. Notes issued on or after April 3, 2017 will not be guaranteed by CSC.

Terms and conditions of the Programme remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on July 28, 2015 and February 23, 2017.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2017, pursuant to the Separation and Distribution Agreement, dated as of May 24, 2016 (as amended on November 2, 2016, as further amended on December 6, 2016, as further amended on January 27, 2017, and as further amended on March 31, 2017, the “Separation Agreement”), by and among DXC and HPE, HPE completed the previously announced separation of its Enterprise Services business segment (the “Separation”), which was accomplished by the pro-rata distribution of all the issued and outstanding common stock, par value $0.01 per share, of DXC (the “DXC Common Stock”) to HPE’s stockholders as of the close of business on March 20, 2017, the record date for the distribution (the “Distribution”), and DXC paid the Everett Payment. In the Distribution, HPE stockholders received 0.085904 shares of DXC Common Stock for every one share of HPE common stock held at the close of business on the record date.

As a result of the Spin-Off, DXC is now an independent public company, and its common stock began regular-way trading under the symbol “DXC” on the New York Stock Exchange (the “NYSE”) on April 3, 2017. HPE distributed a total of 141,865,656 shares of DXC Common Stock to HPE stockholders as of the close of business on the record date.

Effective as of 3:01 a.m. Eastern time on April 1, 2017, pursuant to the Agreement and Plan of Merger, dated as of May 24, 2016 (as amended on November 2, 2016 and as further amended on December 6, 2016, the “Merger Agreement”), by and among DXC, CSC, Everett Merger Sub Inc., New Everett Merger Sub Inc., a wholly owned subsidiary of DXC (“Merger Sub”), and HPE, CSC merged with Merger Sub, with CSC as the surviving corporation (the “Merger”). In the Merger, CSC stockholders received one share of DXC Common Stock for every one share of CSC common stock held immediately prior to the Merger. DXC issued a total of 141,298,797 shares of DXC Common Stock to CSC stockholders, representing approximately 49.9% of the outstanding shares of DXC Common Stock immediately following the Merger. As a result of the Merger, CSC is now a direct wholly owned subsidiary of DXC.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, each share of CSC Common Stock was automatically cancelled and converted into the right to receive the Merger Consideration. The shares of CSC Common Stock were suspended from trading on the New York Stock Exchange (the “NYSE”) effective as of the opening of trading on April 3, 2017. The NYSE has filed a Notification of Removal from Listing and/or Registration on Form 25 to delist CSC Common Stock and terminate the registration of such shares under Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”). CSC intends to file a Form 15 with the SEC to terminate the registration of the shares of CSC Common Stock under the Exchange Act and suspend its reporting obligations under Section 13 and Section 15(d) of the Exchange Act. The information set forth in Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Securityholders.

At the effective time of the Merger, each holder of CSC common stock issued and outstanding immediately prior to the effective time ceased to have any rights as a stockholder of CSC (other than the right to receive DXC Common Stock in the Merger).

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

On April 1, 2017, CSC merged with and into Merger Sub, with CSC continuing as the surviving company and a wholly owned subsidiary of DXC.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, effective as of April 1, 2017 each of Mukesh Aghi, Herman E. Bulls, Bruce Churchill, Sachin Lawande, J. Michael Lawrie, Brian Patrick MacDonald, Peter Rutland, Robert F. Woods and Lizabeth H. Zlatkus resigned from CSC’s board of directors. None of these resignations were a result of any disagreement with CSC, its management or its board of directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2017, in accordance with the Merger Agreement, (i) the articles of incorporation of CSC were, by virtue of the Merger, amended and restated in their entirety to read as set forth in the Merger Agreement and (ii) the bylaws of CSC were, by virtue of the Merger, amended and restated in their entirety to read as set forth in the Merger Agreement.

Copies of the articles of incorporation and bylaws of CSC are attached as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Employee Matters Agreement, dated as of March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by DXC Technology Company on April 6, 2017.)*

2.2	Tax Matters Agreement, dated as of March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by DXC Technology Company on April 6, 2017.)*

3.1	Second Amended and Restated Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on March 31, 2017

3.2	Bylaws, effective April 1, 2017

99.1	Proxy Statement of Computer Sciences Corporation dated as of February 27, 2017

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: April 6, 2017	By:	/s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Employee Matters Agreement, dated as of March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by DXC Technology Company on April 6, 2017.)*

2.2	Tax Matters Agreement, dated as of March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by DXC Technology Company on April 6, 2017.)*

3.1	Second Amended and Restated Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on March 31, 2017

3.2	Bylaws, effective April 1, 2017

99.1	Proxy Statement of Computer Sciences Corporation dated as of February 27, 2017

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.